U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report (date of earliest event reported): June 4, 2001 (May 29, 2001)



                          ONE CLASS SYNERGY CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                0-13858                                          86-0214815
                -------                                          ----------
         (Commission File No.)                                 (IRS Employer
                                                             Identification No.)



            4400 US Highway 9
              Freehold, N.J.                                       07728
-----------------------------------------                         --------
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code: (732) 625-0770

Item 2.  Acquisition and Disposition of Assets.

     Effective May 29, 2001, OneClass Synergy Corp. (the "Company") entered into a letter of intent with American Boardsports Company, Inc. ("ABCI"), a privately held California corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of ABCI, in exchange for issuance by the Company of previously unissued "restricted" common stock. The relevant terms of the proposed transaction require the Company to undertake a reverse split of its issued and outstanding common stock, whereby one (1) share of common stock shall be issued for every fifty (50) share presently outstanding and thereafter, issue to the ABCI shareholders and certain finders, an aggregate of 6,800,000 "restricted" common shares, representing approximately 95% of the Company's then outstanding common stock, in exchange for all of the issued and outstanding shares of ABCI. A copy of the applicable letter of intent is attached hereto and incorporated herein as Exhibit 10.4.

     The terms and conditions contained in the letter of intent and the proposed share exchange is subject to satisfaction of various conditions, including completion of due diligence activities, the approval of the transaction by the ABCI shareholders, the approval of the proposed transaction by the shareholders of the Company and ABCI successfully consummating a convertible debt financing of up to $1,000,000, in order to clear title to its Canadian plant. If the proposed transaction with ABCI is consummated, some of the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by certain members of the present management of ABCI. If these conditions are met, it is expected that the proposed transaction with ABCI will close on or before June 30, 2001. However, there are no assurances that the proposed transaction will close on or before the aforesaid date, or that any unforeseen delay will occur, or that the proposed transaction will be successfully consummated at all.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     10.4 Letter of Intent between the Company and ABCI.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONECLASS SYNERGY CORPORATION


                                        By:s\ Henry Val
                                           -----------------------------
                                           Henry Val, President

Dated:  June 4, 2001

EXHIBIT 10.4
------------                  ONECLASS SYNERGY CORP.
                             4400 US Highway Route 9
                        South Freehold, New Jersey 07728



May 24, 2001



VIA TELEFAX

Mr. Tom Carter, President
American Boardsports Company, Inc.
1770 Kettner Boulevard
San Diego, CA. 92001

                  Re: Proposed Share Exchange Agreement between OneClass Synergy Corp. and AmericanBoardsports Company, Inc.

Dear Mr. Carter:

     The following will confirm the substance of our recent discussions concerning the proposed Share Exchange Agreement (the "Agreement") between OneClass Synergy Corp., a Delaware corporation( "ONCL") and AmericanBoardsports Company, Inc., a California corporation ("ABCI"). The objective of our discussions has been the execution and consummation of applicable, formal Agreement(s) between ONCL and ABCI which, among other things, would provide for the various matters set forth below.

     1. Plan of Merger and Reorganization of the Companies. The board of directors of ONCL and ABCI have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that a merger of ABCI and ONCL, whereby ONCL would issue shares of its common stock equal to ownership of approximately 82.5% of its outstanding shares, in exchange for 100% of the then outstanding securities of ABCI, would be in the best interest of both companies. It is the intent of the parties hereto that the proposed merger of ABCI and ONCL be effected as a tax-free reverse merger pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

     2. Terms of Merger.

     (A) ONCL Capitalization. ONCL's total authorized capital stock consists of 50,000,000 shares of Common Stock, $0.0001 par value per share and 10,000,000 shares of Preferred Stock, $0.001 par value per share. As of the date hereof there are 17,236,411 common shares of ONCL issued and outstanding. There are no preferred shares issued or outstanding. Prior to Closing, as defined hereinbelow, the Board of Directors of ONCL shall submit for the approval of a majority of the holders of ONCL's common stock, a reverse split of the ONCL issued and outstanding common stock in order to establish the number of issued and outstanding common shares of ONCL at Closing to be no more than 350,000 shares.

     (B) ABCI Capitalization. ABCI's total authorized capital consists of 20,000,000 Common Shares, no par value per share. As of the date of Closing, as defined hereinbelow, there will be no more than 6,000,000 Common Shares issued and outstanding, including but not limited 800,000 common shares reserved for issuance pursuant to outstanding convertible notes in an aggregate amount of approximately $1.2 million.

     (C) Special Board and Shareholder Meetings.

     (i) Prior to Closing, the Board of Directors of ONCL will call a special meeting of the ONCL shareholders or otherwise obtain the consent of a majority of the ONCL issued and outstanding common stock, for the purposes of: (a) ratifying the transaction proposed herein; (b) amending the ONCL Articles of Incorporation, to change the name of ONCL to "ABCI Holdings, Inc.", or such other name as may be available and acceptable to the present ABCI Board of Directors; (c) providing applicable dissenter's rights afforded to the ONCL Shareholders pursuant to the laws of the State of Delaware; and (d) undertaking any additional amendments to the ONCL Articles of Incorporation reasonably requested by the ABCI Board of Directors and acceptable to the ONCL Board of Directors.

     (ii) Prior to Closing, the Board of Directors of ABCI will (a) call a special meeting of the ABCI shareholders, or otherwise obtain the necessary consent for the purposes of ratifying the transaction proposed herein, including providing applicable dissenter's rights afforded to the ABCI Shareholders pursuant to the laws of the State of California; and (b) take all additional action necessary to cause the intent of this letter to be adopted and ratified.

     (D) Exchange. Subject to the approval of the terms and conditions contained herein by the ONCL and ABCI shareholders and, if deemed necessary by legal counsel to the parties hereto, the issuance of an order of effectiveness to the ONCL registration statement to be filed with the SEC (the "ONCL Registration Statement"), or alternatively, the issuance of an applicable order from the California Corporation Commission, in order to allow ONCL to issue the relevant shares to the ABCI shareholders (hereinafter the "Closing Date"), the shareholders of ABCI shall exchange their respective shares in ABCI for shares of common stock of ONCL, with ONCL emerging as the parent company and ABCI as a wholly owned subsidiary of ONCL, by the ABCI shareholders exchanging all of the issued and outstanding ABCI Stock owned by them for 5,900,000 Common Shares of ONCL.

     3. Financial Condition of ONCL. Except as provided herein, as of the Closing Date, ONCL's balance sheet will be consistent with its balance sheet contained in its Form 10-QSB for the three month period ended March 31, 2001.

     4. Financial Condition of ABCI. ABCI hereby represents and warrants that its unaudited financial statements for the fiscal year ended December 31, 2000, as provided to ONCL by ABCI present fairly as of their date the financial condition of ABCI. At Closing, ABCI shall have clear title to all of its assets, including but not limited to its Canadian factory.

     5. Conditions to Closing.

     (A) Closing. The Closing of the transaction proposed herein shall take place as soon as practical after the ONCL Registration Statement is deemed effective by the SEC and the respective shareholders of ONCL and ABCI approve the terms included herein. The Closing shall take place in a mutually agreeable location. At the discretion of the parties hereto, Closing may also occur via telephonic means.

     (B) To Be Provided by ABCI. At Closing, or as soon thereafter as possible, but in no event later than 30 days after the execution date of an applicable Share Exchange Agreement between the parties hereto, ABCI shall provide to the present Board of Directors of ONCL the following:

     (i) a financial audit of it's books through its most recent fiscal year end and unaudited financial statements dated as of the most practical date thereto, which shall be prepared in accordance with Generally Accepted Accounting Principles and which audit will be provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to ONCL by ABCI prior to the filing of the ONCL Registration Statement; and

     ii) a "lock-up/leak-out" agreement in a form acceptable to counsel to ONCL, duly executed by each ABCI shareholder, acknowledging that each such shareholder is exchanging their respective securities of ABCI for their pro rata applicable number of ONCL common shares and that such shares to be acquired by each ABCI shareholder shall be subject to such agreement.

     (C) Non-Delivery. Failure by ABCI to provide those items described hereinabove, or failure of said audit to confirm the financial condition of ABCI as represented herein, shall render this proposed transaction voidable at the discretion of the present Board of Directors of ONCL. For purposes herein, any deviation in excess of 10% shall be construed as conforming with the financial condition of ABCI represented herein.

     (D) Representations of ONCL. ONCL hereby represents that, as of the Closing date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 10-K, 10-KSB, 10-Q and/or 10- QSB.

     (E) Timing. It is hereby acknowledged by the parties hereto that time is of the essence herein and each party hereby undertakes to complete its obligations and conclude the Exchange as soon as possible.

     6. Confidentiality. Upon the signing of this Letter of Intent, ONCL and ABCI will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information), obtained concerning the other's operations, assets and business.

     7. Finders Fees. It is hereby acknowledged that ABCI is obligated to the OCS Advisory Group Partnership ("OCS") for payment of a finder's fee, as well as for purposes of OCS providing investor relation services and public relations services to ONCL upon closing of the Agreement. In this regard, at Closing, ONCL will enter into a Consulting Agreement with OCS for OCS top provide the aforesaid services. In consideration therefore, ONCL shall issue to OCS an aggregate of 900,000 shares of its common stock at Closing. As a further condition to Closing, each party shall warrant in such Closing documents that such finders fees have been paid and further, shall indemnify and hold harmless the other party from such obligation.

     8. Counterparts Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

     9. Jurisdiction. It is the intention of the parties that the laws of the State of California govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     10. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. any such notice shall be deemed to be given three (3) days after deposited in the U.S. mail.

     11. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

     12. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

It is expressly understood and agreed that the foregoing represents merely an expression of our mutual intent at this time and should in no way be considered or construed to be an agreement or an agreement to agree and the definitive terms of the relationship between the parties hereto shall be evidenced by the signed Agreement and such related documents as shall be mutually acceptable to the Board of Directors and shareholder of ONCL, ABCI and their respective counsel.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

ONECLASS SYNERGY CORPORATION



By: s/ Henry Val
    --------------------------------
    Henry Val, President

APPROVED AND ACCEPTED this 29th day of May, 2001.

AMERICANBOARDSPORTS COMPANY, INC.



By: s/ Thomas Carter
    --------------------------------
    Thomas Carter, President